UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2006


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


     Maryland                     001-09279                   13-3147497
     -------------------------------------------------------------------
     (State or other        (Commission file No.)          (IRS Employer
      jurisdiction of                                         I.D. No.)
       incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
               (Address of principal executive offices) (Zip code)

                                  516-466-3100
                                  ------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --       Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --       Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --       Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --       Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On June 16, 2006, the registrant filed a Current Report on Form 8-K discussing the execution of two Contracts of Sale with respect to ten properties, and attached a copy of a press release as Exhibit 99.1 to such Current Report. The press release contained two typographical errors. The press release incorrectly provided that the aggregate consideration to be paid under one Contract of Sale with respect to nine properties is "approximately $161,885,050," of which "approximately $146,657,627" will be allocated to the eight properties owned by the wholly-owned joint ventures. The correct aggregate consideration to be paid under such Contract of Sale is approximately $151,885,050, of which approximately $136,657,627 will be allocated to the eight properties owned by the wholly-owned joint ventures. Registrant is filing this Current Report on Form 8-K/A to correct these two typographical errors. A copy of the corrected press release is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference. Except for the corrections of the errors referenced above, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits.

               99.1    Press Release of registrant issued on June 19, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ONE LIBERTY PROPERTIES, INC.



Date:     June 19, 2006                By:  /s/ David W. Kalish
                                       -----------------------------------
                                       David W. Kalish
                                       Senior Vice President and
                                       Chief Financial Officer

                                                          EXHIBIT 99.1

                          ONE LIBERTY PROPERTIES, INC.
                         60 Cutter Mill Road - Suite 303
                           Great Neck, New York 11021
                          www.onelibertyproperties.com
                             Telephone 516.466.3100
                             Telecopier 516.466.3132


              ONE LIBERTY JOINT VENTURES AND ONE LIBERTY ENTER INTO
                 CONTRACTS TO SELL TEN MOVIE THEATER PROPERTIES

Great Neck, New York - June 19, 2006 - One Liberty Properties, Inc. (NYSE:OLP) previously announced on June 16, 2006 that, among other things, a contract had been executed by entities wholly-owned by two joint ventures of OLP (in which OLP holds a 50% equity interest) to sell to a single buyer eight properties and by a wholly-owned subsidiary of OLP to sell to the same buyer one property. The press release incorrectly provided that the aggregate consideration to be paid under the contract is "approximately $161,885,050," of which "approximately $146,657,627" will be allocated to the eight properties owned by the wholly-owned joint ventures. The correct aggregate consideration to be paid under the contract is approximately $151,885,050, of which approximately $136,657,627 will be allocated to the eight properties owned by the wholly-owned joint ventures. One Liberty is re-issuing the press release to correct these errors.

One Liberty announced that a contract has been executed by entities wholly-owned by two joint ventures of OLP (in which OLP holds a 50% equity interest) to sell to a single buyer eight properties and by a wholly-owned subsidiary of OLP to sell to the same buyer one property for an aggregate consideration of $151,885,050. Of such amount, approximately $136,657,627 has been allocated to the eight properties owned by the entities wholly-owned by the joint ventures and approximately $15,227,423 has been allocated to the property owned by the OLP subsidiary. Each property is improved with a movie theater. One Liberty also announced that a contract of sale has been executed with a different purchaser, pursuant to which an additional movie theater property, owned by an entity wholly-owned by one of our joint ventures, is to be sold for a consideration of $16,000,000.

Consummation of the transactions is conditioned upon the fulfillment of specific terms and conditions and delivery of specific documents as is customary for transactions of this type, including, among other terms and conditions, the delivery of current tenant estoppel certificates for each of the properties. Additionally, the contract of sale with respect to the nine properties provides the buyer with a 35-day due diligence period pursuant to which the buyer may, in its sole discretion, terminate the contract of sale.

Some or all of One Liberty's gain in connection with these two transactions may be deferred for income tax purposes by One Liberty entering into one or more tax-deferred exchanges under Section 1031 of the Internal Revenue Code of 1985, as amended, and using the sale proceeds to acquire one or more replacement properties. There can be no assurance that the transactions, or either of them, will be completed, or, if completed, that suitable replacement properties will be located in accordance with statutory and regulatory requirements applicable to tax-deferred exchanges.

One Liberty is a New York-based real estate investment trust that specializes in the acquisition and ownership of a diversified portfolio of real estate properties under long term net leases. One Liberty's leases generally provide for contractual rent increases with all operating expenses and most of property related expenses paid by the tenant. For more information on One Liberty, please visit our website at www.onelibertyproperties.com.

Caution Concerning Forward-Looking Statements: Materials included in this release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Contact: Mark Lundy - 516.466.3100